UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 5, 2014
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P. O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Effective as of the end of the day on October 31, 2014, Kimberly-Clark Corporation ("Kimberly-Clark") completed the distribution to its stockholders of all of the outstanding shares of common stock of Halyard Health, Inc. ("Halyard"), a wholly-owned subsidiary of Kimberly-Clark. Halyard was formed to hold directly or indirectly the assets and liabilities associated with Kimberly-Clark’s health care business and to facilitate the tax-free spin-off of such health care business (the "Spin-off"). In accordance with Accounting Standards Codification 205-20, Presentation of Financial Statements - Discontinued Operations, Kimberly-Clark’s prior period Consolidated Income Statements have been recasted to present the results of the divested health care business as discontinued operations. Segment results have also been recasted to present net sales and operating profit by segment on a continuing operations basis. Previously reported charges related to the Spin-off are included in discontinued operations.

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No. 99.1 - Consolidated Income Statements for the years ended December 31, 2010 through 2013, the four quarters of 2013 and the first three quarters of 2014, presenting the results of Kimberly-Clark’s former health care business as discontinued operations.

Exhibit No. 99.2 - Consolidated operations by Business Segment, setting forth the net sales and operating profit for Kimberly-Clark’s reportable business segments on a continuing operations basis of presentation for the years ended December 31, 2010 through 2013, the four quarters of 2013 and the first three quarters of 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	November 5, 2014	By:	/s/ Michael T. Azbell
Michael T. Azbell Vice President and Controller

EXHIBIT INDEX

Exhibit No. 99.1
Consolidated Income Statements for the years ended December 31, 2010 through 2013, the four quarters of 2013 and the first three quarters of 2014, presenting the results of Kimberly-Clark’s former health care business as discontinued operations.

Exhibit No. 99.2
Consolidated operations by Business Segment, setting forth the net sales and operating profit for Kimberly-Clark’s reportable business segments on a continuing operations basis of presentation for the years ended December 31, 2010 through 2013, the four quarters of 2013 and the first three quarters of 2014.